SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549
                                     FORM 8-K

                                   CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 29, 2001
                                                   -----------------
                                  MW MEDICAL, INC.
                            ---------------------------
               (Exact name of registrant as specified in its charter)

NEVADA                         001-14297                   86-0907471
------------                  ------------                 ----------
(State or other          (Commission File Number)       (IRS Employer
jurisdiction of                                 Identification Number)
incorporation)

6617 N. Scottsdale Road, Suite 103
Scottsdale, Arizona                                      85250
------------------------                                ---------
(Address of principal executive offices)               (Zip Code)

Registrants telephone number, including area code     (480) 315-8600
                                                  ------------------
None
-------------------------------
(Former name or former address,                (Zip Code)
if changed since last report.)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     None

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     None

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

 On November 29, 2001, the majority of the Board of Directors of the Company voted to approve a recommendation by management to file a voluntary Petition for Relief under Chapter 11 of the United States Bankruptcy Code. The Company intends to retain control of its assets and
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intends to petition the U.S. Bankruptcy Court to operate its business as a debtor in possession under the jurisdiction of the court. Upon filing of the Petition and commencement of the Chapter 11 proceeding, the Company will not file its periodic reports on Form 10-QSB and Form 10-KSB. The Company intends to file with the U.S. Bankruptcy Court the Monthly Report of Cash Receipts and Disbursements, a Plan of Reorganization for the Company and a Disclosure Statement relating to the Plan of Reorganization. The Company intends to file with the Securities and Exchange Commission, each under the cover of a Form 8-K, the Monthly Cash Flow Report filed with the U.S. Bankruptcy Court.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     None

ITEM 5. OTHER EVENTS

     None

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

On November 29, 2001, the Board of Directors of the Company accepted the resignations of the following members of the Board of Directors:
Jack Friedland, Nigel Parker and Elliot Smith. The Directors reported no disagreement with the Company on any matter related to the Company's operations, policies or practices.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements: None

(b) Exhibits:  None

ITEM 8.  CHANGE IN FISCAL YEAR

     None

ITEM 9: REGULATION FD DISCLOSURE

     None

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MW MEDICAL, INC.


/s/ Jan Wallace
----------------------------------------------------
Jan Wallace, President and Chief Executive Officer

Date:     January 11, 2002
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